Supplement dated November 26, 2019
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Document Dated
Columbia Funds Series Trust
Columbia Large Cap Growth Fund III (the Fund)	7/1/2019
Effective on or about January 10, 2020, the Fund's name is changed to Columbia Large Cap Growth Opportunity Fund. Accordingly, on such date, all references in the Prospectus and Summary Prospectus to Columbia Large Cap Growth Fund III are hereby deleted and replaced with Columbia Large Cap Growth Opportunity Fund. In addition, effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The information under the subsection “Principal Risks” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus for the above mentioned Fund is hereby revised to include the following:
Environmental, Social and Governance Investing Risk. The Fund’s consideration of issuer environmental, social and corporate governance (ESG) factors may cause the Fund to invest in, forgo investing in, or sell securities of issuers, including issuers within certain industries, sectors, regions and countries, that could negatively impact Fund performance, including relative to a benchmark or other funds without such consideration of ESG factors.
The rest of the section remains the same.
The list of portfolio managers under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nadia Grant, CFA	Senior Portfolio Manager	Co-Portfolio Manager	November 2019
Tchintcia Barros, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2015
The rest of the section remains the same.
The third paragraph and the bullet points beneath it, under the subsection “Principal Investment Strategies” in the “More Information About the Fund” section of the Prospectus for the above mentioned Fund are hereby superseded and replaced with the following:
In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) employs fundamental analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Investment Manager considers, among other factors:
■	overall economic and market conditions; and
■	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, considerations of its environmental, social, and corporate governance (ESG) policies, and/or the potential for growth and stock price appreciation.
The rest of the section remains the same.
The information under the subsection “Principal Risks” in the “More Information About the Fund” section of the Prospectus for the above mentioned Fund is hereby revised to include the following:
Environmental, Social and Governance Investing Risk. The Fund’s consideration of issuer environmental, social and corporate governance (ESG) factors may cause the Fund to invest in, forgo investing in, or sell securities of issuers, including issuers within certain industries, sectors, regions and countries, that could negatively impact Fund performance, including relative to a benchmark or other funds without such consideration of ESG factors.
The rest of the section remains the same.
The information under the subsection “Primary Service Providers – The Investment Manager” in the “More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby revised to include the following as the fourth and fifth paragraphs:
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time, the Investment Manager  (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to these accounts of the Investment Manager  (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These
SUP186_02_005_(11/19)

Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates may serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Funds’ compliance policies and procedures, may provide such services to the Fund.
The rest of the section remains the same.
The portfolio manager information under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nadia Grant, CFA	Senior Portfolio Manager	Co-Portfolio Manager	November 2019
Tchintcia Barros, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2015
Ms. Grant joined Threadneedle, a Participating Affiliate, in 2014 as a Portfolio Manager. Ms. Grant began her investment career in 2000 and earned a Master’s degree from Reims Business School (Neoma).
Ms. Barros joined one of the Columbia Management legacy firms or acquired business lines in 2005. Ms. Barros began her investment career in 2000 and earned a B.A. in economics from Dartmouth College and an M.B.A. from Harvard Business School.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
2
SUP186_02_005_(11/19)